EXHIBIT 10(g)



                         FOUTH MODIFICATION AGREEMENT

      This MODIFICATION AGREEMENT ("Modification") is entered into this 19th day of June, 2003 by and among Hallmark Finance Corporation as seller (the "Seller"), and FPF, Inc. ("FPF").

 WITNESSETH;

      WHEREAS, pursuant to that certain Sale and Assignment Agreement dated as of November 18, 1999 by and among FPF and the Seller (the "Agreement"), FPF agrees to purchase, and Seller agrees to sell Eligible Premium Receivables; and

      WHEREAS,  Seller  and  FPF  have  entered  into  those  certain   other
 Modifications dated June 27, 2001, December  11, 2001 and November 1,  2002;
 and

      WHEREAS, all capitalized terms used herein and not otherwise defined in the Agreement shall have the meaning set forth herein; and

      WHEREAS, Seller and FPF desire to modify and amend the Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the covenants, conditions and agreements contained in the Agreement, the parties hereto intending to be legally bound, hereby agree as follows:

     1. Maximum Purchase Commitment. The term "Maximum Purchase Commitment" as defined in the Agreement is hereby amended in its entirety to read as follows:

              "Maximum Purchase Commitment" means $10,000,000.00

     2. Agreement Ratification. All terms, conditions and covenants of the Agreement, not otherwise modified herein, are hereby ratified and confirmed and this Modification, when executed by the parties hereto, shall become a part of the Agreement and shall have the same force and effect as if the terms and conditions hereof were originally incorporated in the Agreement prior to the execution thereof.

      IN WITNESS WHEREOF, this Modification Agreement is executed by the undersigned parties as of the day and year first set forth above.

                          SELLER:

                          By:  /s/ Brookland F. Davis
                               --------------------------
                               Brookland Davis, President

                          FPF, Inc.

                          By:  /s/ Bruce I. Lundy
                               --------------------------
                               Bruce I. Lundy, President